UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2009

VARIAN SEMICONDUCTOR EQUIPMENT ASSOCIATES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-25395	77-0501994
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

35 Dory Road, Gloucester, MA	01930
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (978) 282-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 12, 2009, the compensation committee of the board of directors of Varian Semiconductor Equipment Associates, Inc. approved restoring the annual base salaries to be paid to its named executive officers to their prior amounts before pay cuts went into effect on February 7, 2009. The restored base salaries, effective November 12, 2009, are as follows:

Name	Base Salary Since Pay Cuts on February 7, 2009 ($)	Restored Base Salary Effective November 12, 2009($)

Gary E. Dickerson	535,500	630,000

Robert J. Halliday	319,500	355,000

Yong-Kil Kim	270,000	300,000

Robert J. Perlmutter	270,000	300,000

Gary J. Rosen	239,400	266,000

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VARIAN SEMICONDUCTOR EQUIPMENT ASSOCIATES, INC.

By:	/S/ ROBERT J. HALLIDAY
Name:	Robert J. Halliday
Title:	Executive Vice President, and Chief Financial Officer

Date: November 18, 2009